UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 28, 2011, State Bancorp, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Valley National Bancorp (“Valley”), providing for the merger of the Company with and into Valley, with Valley as the surviving entity (the “Merger”). Immediately following the Merger, State Bank of Long Island, a New York state-chartered commercial bank and wholly-owned subsidiary of the Company, (the "Bank") will merge with and into Valley National Bank, a national banking association and wholly-owned subsidiary of Valley, with Valley National Bank surviving the merger.

Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each share of common stock of the Company will be converted into one share of Valley common stock, after adjusting for Valley’s recently declared five percent stock dividend, and subject to the payment of cash in lieu of fractional shares.  In addition, outstanding Company stock options will be converted into stock options with respect to shares of Valley’s common stock.  Each outstanding share of Valley common stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement provides that, prior to the consummation of the Merger, Valley will fund the purchase by either Valley or the Company from the United States Department of the Treasury (“Treasury”) of each share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Company (the “TARP Preferred”) issued and outstanding on that date.  In addition, Valley may, but is not required to, purchase the outstanding warrant (the “TARP Warrant”) to purchase Company common stock.  If Valley does not purchase the TARP Warrant, such warrant will be converted at the effective time of the Merger into a warrant to purchase Valley common stock, subject to appropriate adjustments in accordance with its terms.

The Merger Agreement contains representations, warranties, and covenants of the Company and Valley, including, among others, a covenant that requires (i) each of the Company and Valley to conduct its business in the ordinary course and consistent with past banking practice during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) the Company not to engage in certain kinds of transactions during such period (without the prior written consent of Valley).  The Company has also agreed not to, subject to certain exceptions generally related to the Board’s evaluation and exercise of its fiduciary duties, (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. Valley has agreed to expand its board of directors to add one seat and appoint one member of the Company’s board of directors to fill the new seat, subject to certain corporate governance procedures.

The Merger Agreement provides certain termination rights for both Valley and the Company, and further provides that upon termination of the Merger Agreement under certain circumstances, the Company will be obligated to pay Valley a termination fee of $8.75 million.

Completion of the Merger is subject to various conditions, including (i) receipt of the requisite approval of the stockholders of the Company, (ii) receipt of regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the purchase from the Treasury of the TARP Preferred and (v) effectiveness of the registration statement to be filed by Valley with respect to the stock to be issued in the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants in all material respects.

The Merger Agreement also contains representations and warranties that the parties have made to each other as of specific dates.  Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.  The representations and warranties contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a stockholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement. Stockholders should read the Merger Agreement together with the other information concerning the Company and Valley that each company publicly files in reports and statements with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the request of Valley and Valley National Bank and as provided in the Merger Agreement, the Company, the Bank, Valley and Valley National Bank have entered into Executive Retention Incentive Agreements (each, a “Retention Agreement”) with each of Thomas M. O’Brien, Brian K. Finneran, Patricia M. Schaubeck, Thomas A. Iadanza and Thomas L. Nigro.  The purpose of the Retention Agreements is to facilitate an orderly closing of the Merger, provide Valley with additional flexibility in retaining the officers’ services following the Merger and serve as an inducement to Valley to enter into the Merger Agreement and consummate the Merger by (i) eliminating a financial incentive for each executive to resign shortly following the closing of the Merger in the event of a loss of title, authority, material change in job functions or other circumstances giving rise to a right to severance on resignation for “good reason” and (ii) providing additional compensation for continuing to provide services following the closing of the Merger as a transitional employee.  The Retention Agreement quantifies, subject to adjustment as provided therein, for each officer the termination benefits that would be due under an existing employment agreement or change in control agreement in the event of discharge without “cause” or resignation for “good reason” immediately following the closing of the Merger (in either case, a “Triggering Event”) and provides for the payment of these benefits at specified times without regard to the existence of a Triggering Event, subject to the officer’s execution of a prescribed form of release of claims.  The Retention Agreements also provide for compensation, in addition to continuing base salary and benefits, in the following amounts as an incentive to each executive to remain in Valley’s employ as a non-executive employee during a transition period of 180 days to assist with the systems conversion, integration of business units and other transition matters:

Name	Amount ($)
Thomas M. O’Brien	$ 250,000
Brian K. Finneran	240,000
Patricia M. Schaubeck	200,000
Thomas A. Iadanza	140,000
Thomas L. Nigro	75,000

These amounts are payable at the end of the transition period or upon earlier termination without cause by Valley or due to death or disability and are forfeited in the event of voluntary resignation or discharge with cause during the transition period or the executive’s failure or refusal to execute a prescribed form of release of claims.  The amounts shown include, but in the case of officers other than Mr. O’Brien and Mr. Nigro are not limited to, annual incentives that would be earned and payable for 2011 following the Merger under the Company’s annual incentive compensation program.

The Retention Agreements with Mr. O’Brien, Mr. Finneran, Ms. Schaubeck, Mr. Iadanza and Mr. Nigro are filed as Exhibits 10.1, .2, .3, .4 and .5 to this Form 8-K and are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger, Valley will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of the Company and a Prospectus of Valley, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Valley at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company by accessing the Company’s website at www.statebankofli.com under the tab “Investor Relations” and then under the heading “Financial Information” and subheading “SEC Filings.”

The Company and Valley and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger.  Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2011. Information about the directors and executive officers of Valley is set forth in the proxy statement for Valley’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2011.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify these forward looking-statements. These forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes including the Dodd-Frank Wall Street Reform and Consumer Protection Act, monetary and fiscal policies of the U.S. Government, changes in FDIC assessments, the ability to raise additional capital (equity or debt) on favorable terms, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company’s primary trade area, regional economic activity in New York, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing and services and those risks detailed in the Company’s periodic reports filed with the SEC.

Forward-looking statements speak only as of the date on which such statements are made. Except as required by applicable law or regulation, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

 The following exhibits are furnished as part of this report.

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and between Valley National Bancorp and State Bancorp, Inc.

Exhibit 10.1	Executive Retention Incentive Agreement, dated April 28, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas M. O’Brien

Exhibit 10.2	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Brian K. Finneran

Exhibit 10.3	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Patricia M. Schaubeck

Exhibit 10.4	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas A. Iadanza

Exhibit 10.5	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas L. Nigro

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2011	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and between Valley National Bancorp and State Bancorp, Inc.
Exhibit 10.1	Executive Retention Incentive Agreement, dated April 28, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas M. O’Brien

Exhibit 10.2	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Brian K. Finneran

Exhibit 10.3	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Patricia M. Schaubeck

Exhibit 10.4	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas A. Iadanza

Exhibit 10.5	Executive Retention Incentive Agreement, dated May 3, 2011, by and among State Bancorp, Inc., State Bank of Long Island, Valley National Bancorp, Valley National Bank and Thomas L. Nigro